SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 24, 2005


                       ADVANCED ENGINE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Colorado                     000-25177                    84-1358194
(State or other jurisdiction           (Commission                 (IRS Employer
      of incorporation)                File Number)                 I.D. Number)


                       11150 W. Olympic Blvd., Suite 1050
                          Los Angeles, California 90064
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 914-9599




         (Former name and former address, if changed since last report)

ITEM 1.01.   BOARD OF DIRECTORS PASS RESOLUTION TO FILE A FORM 15


On February 17, 2005, Advanced Engine Technologies, Inc. (the "Company") Board of Directors RESOLVED, that AET will de-register the company's stock with the SEC through the filing of a Form 15 with the SEC so as to suspend its reporting obligations under the Securities Exchange Act of 1934, subject to the fulfillment of conditions precedent. In doing so, the Board noted that the satisfaction of these conditions precedent (which include issuance of a press release and subsequent Board action) will take approximately ninety (90) days to complete before the filing of the Form 15 can be accomplished.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED ENGINE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ Carroll Shelby
                                               --------------------
                                                    Carroll Shelby
                                            President/Chairman of the Board


Dated: March 30, 2005